Google Ireland Limited Gordon House Barrow Street Dublin 4 Ireland	Google Search and Advertising Services Agreement ORDER FORM

COMPANY: Babylon Ltd			GSA Effective Date: 1st January 2011
	commercial contact	legal notices	technical contact
name:	[* * *]	[* * *]	[* * *]
title:	[* * *]	[* * *]	[* * *]
address, city, area, postal code, country:	10, Ha'taasiya St., Or Yehuda, 60212, Israel	10, Ha'taasiya St., Or Yehuda, 60212, Israel	10, Ha'taasiya St., Or Yehuda, 60212, Israel
phone:	[* * *]	[* * *]	[* * *]
fax:	[* * *]	[* * *]	[* * *]
email:	[* * *]	[* * *]	[* * *]
VAT ID number:	512512468
Order Form Effective Date: 1st January 2011		Term: from the Order Form Effective Date to 31 December 2012 (inclusive)

SEARCH SERVICES

WEB SEARCH SERVICES (“WS”)	search fees (for all Search Queries transmitted to Google for the purpose of obtaining Search Results)
Site(s): [* * *] Approved Client Application(s): Babylon [* * *] (including the Babylon [* * *] downloaded with the [* * *] but expressly excluding the [* * *] (See mockups attached as Exhibit C)	[* * *] Requests for Search Results Sets

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*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

ADSENSE SERVICES

ADSENSE FOR SEARCH (“AFS”)	Percentage (%) of Net AdSense Revenues for AFS payable to Company

Site(s):

[* * *]

Approved Client Application(s):

Babylon [* * *] (including the Babylon [* * *] downloaded with the Babylon [* * *] but expressly excluding the Babylon [* * *]

(See mockups attached as Exhibit C)

Where the total AFS AdSense Revenues for the relevant calendar month [* * *];

Where the total AFS AdSense Revenues for the relevant calendar month is [* * *];

Where the total AFS AdSense Revenues for the relevant calendar month is [* * *].

Payment Information Details

currency: ☐ Euros ☐ GB pounds ☒ US dollars ☐ other:

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*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

GSA Order Form Terms and Conditions

“GSA” means the Google Search and Advertising Services Agreement entered into between Google Ireland Limited (“Google”) and Company with the GSA Effective Date stated on the front sheet of this Order Form.

This is an Order pursuant to the GSA. If there is any conflict between this Order Form and the GSA then this Order Form will, except as set out in clause 2.2(b) of the GSA, take precedence in relation to the Services to be supplied under this Order Form.

This Order Form shall commence on the Order Form Effective Date and shall continue for the period of the Term stated on the front sheet of this Order Form, unless terminated earlier in accordance with its terms.

Special Terms and Conditions

1.	Additional Termination Right

In addition to any rights under Section 15 of the GSA, either party may terminate this Agreement effective on December 31, 2011 by giving notice to the other party at least 90 days prior to such date.

2.	Client Applications

2.1.	Subject to the Company’s compliance with clauses 2.2 and 2.3 below, each of the client applications set forth in the cover page(s) of this Order Form is an Approved Client Application for the purposes of: (a) sending Requests to Google in connection with the Search Services which resolve to Results Pages on the WebSearch Site(s); and (b) sending Requests to Google for the purposes of generating Ad Sets to be displayed on the Site(s).

2.2.	Within 90 days of the Effective Date, Company will comply (and will ensure that such Approved Client Application as specified in clause 2.1 above, comply) with Google’s Client Application Guidelines, as provided by Google to Company from time to time (the “Guidelines” as such Guidelines may be updated by Google from time to time). [* * *]

2.3.	Company represents and warrants that: (a) It has read and understands the Guidelines; and (b) It does, and at all times during the Term it will, own, operate and control one hundred percent (100%) of the Approved Client Application specified in clause 2.1 above. The list of Approved Client Applications may be updated from time to time subject to Google’s prior written consent.

2.4.	[* * *].

2.5	[* * *].

3.	Blocklist

Google shall use its reasonable endeavours to block advertisements containing those URLs as agreed between the parties from time to time.

4.	[* * *].

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*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Signed by the parties on the dates shown below.

Google		Company

By: [* * *]		By: [* * *]

Print Name: [* * *]		Print Name: [* * *]

Title: [* * *]		Title: [* * *]

Date:	23 December 2010	Date:	23.12.2010

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*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

EXHIBIT A

Mock-up of a Site home page (showing location of search box)

[* * *]

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EXHIBIT B-1

Mock-up of a Results Page showing Search Results and AFS Ads

(3 wide above the fold, 7 right hand side)

[* * *]

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EXHIBIT B-2

Mock-up of Results Page showing Search Results and AFS Ads

(3 wide above the fold, 3 wide below the fold)

[* * *]

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EXHIBIT C-1

[* * *]

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EXHIBIT C-2

Mock-ups of Approved Client Application

[* * *]

Toolbar Features:

[* * *]

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EXHIBIT C-3

[* * *]

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*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

EXHIBIT C-4

[* * *]

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*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

EXHIBIT C-5

Mock-ups of Approved Client Application

[* * *]

Set up Complete:

[* * *]

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EXHIBIT C-6

[* * *]

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EXHIBIT D

[* * *]

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APPENDIX A

General Disclosure and Consent Requirements for Approved Client Applications

Clear and conspicuous disclosure is required prior to download or install: what it is, what it does, and how it will be displayed to the end user

[* * *]

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Appendix B

Disclosure and Consent Requirements for Changes to an End User’s Default Search Engine and/or Homepage

(Search-Based Approved Client Applications)

[* * *]

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Appendix C

Disclosure and Consent Requirements for Changes to an End User’s Default Search Engine and/or Homepage (Non-Search Based Approved Client Applications). Affirmative Consent of End User is Required for Changes to Default Search

[* * *]

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Appendix D-1

Results Page UI – 3ATF, Right Rail with Google Branding (WebSearch Services only)

[* * *]

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Appendix D-2

Search Engine Results Page UI – 3ATF, 3 Broad Ads. BTF with Google Branding (WebSearch Services Only)

[* * *]

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*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix E

Bundling of Applications

When bundling, the end user must be made aware of all the applications included prior to installation.

[* * *]

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*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix E (continued)

Bundling of Applications

When bundling, the end user must be made aware of advertising revenue relationships to other applications, if the continued use of the primary application is conditioned on the other applications being installed and active on the end user’s computer

[* * *]

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*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix F

Deactivation

The Application must permit end users to uninstall it in the customary place the applicable operating system has designated for adding or removing programs (e.g., Add/Remove Programs control panel in Windows) in a straightforward manner and must contain (in an easily found location) clear and concise instructions on how it may be uninstalled

[* * *]

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*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.